UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2020

ChoiceOne Financial Services, Inc.
(Exact Name of Registrant as
Specified in its Charter)

Michigan (State or Other Jurisdiction of Incorporation)	000-19202 (Commission File Number)	38-2659066 (IRS Employer Identification No.)
109 E. Division Street Sparta, Michigan (Address of Principal Executive Offices)		49345 (Zip Code)

Registrant’s telephone number, including area code: (616) 887-7366

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock	COFS	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

Effective at 12:01 a.m. Michigan time on July 1, 2020, pursuant to the Agreement and Plan of Merger dated January 3, 2020 (the “Merger Agreement”), by and between ChoiceOne Financial Services, Inc. (“ChoiceOne”) and Community Shores Bank Corporation (“Community Shores”), Community Shores was merged with and into ChoiceOne, with ChoiceOne as the surviving corporation in the merger (the “Merger”).

Pursuant to the terms and conditions of the Merger Agreement, at the effective time of the Merger, each share of Community Shores common stock was converted into the right to receive certain merger consideration as follows: (i) each share for which a cash election was made was converted into the right to receive an amount of cash equal to $5.00, and (ii) each share for which a stock election was made or for which no election was made was converted into the right to receive 0.17162 shares of ChoiceOne common stock. In the aggregate, 26.1% of the shares of Community Shores common stock outstanding as of the effective time of the Merger were converted into the right to receive cash and 73.9% were converted into the right to receive ChoiceOne common stock. The aggregate value of the merger consideration, based on the closing price of ChoiceOne common stock on June 30, 2020 of $29.56, is $20.88 million.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was attached as Annex A to ChoiceOne’s Registration Statement on Form S-4 filed March 16, 2020, and which is incorporated herein by reference.

Item. 8.01	Other Events.

On July 1, 2020, ChoiceOne issued a press release announcing the completion of the Merger, a copy of which is filed as Exhibit 99.1 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)        Exhibits.

Exhibit No.	Exhibit
2.1	Agreement and Plan of Merger between ChoiceOne Financial Services, Inc. and Community Shores Bank Corporation dated January 3, 2020. Previously filed as Annex A to ChoiceOne’s Registration Statement on Form S-4 filed March 16, 2020. Incorporated herein by reference. (The schedules to the Agreement and Plan of Merger have been omitted. The registrant hereby agrees to furnish supplementally a copy of any omitted schedules to the SEC upon request.)
99.1	Press release dated July 1, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	July 1, 2020	CHOICEONE FINANCIAL SERVICES, INC. (Registrant)

		By:	/s/ Thomas Lampen
Thomas Lampen Its Treasurer